THIS SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT

          This SHARES FOR SERVICE AND SUBSCRIPTION AGREEMENT (the “Agreement”) is made as of November 26, 2010, by and between Anavex Life Sciences Corp. (the “Company”), and Chimera Ltd., (“Chimera”).

RECITALS

          WHEREAS:

     A.      The Company is indebted to CHIMERA for past services , and, in consideration for said services, (the “Services”), the Company agrees to pay CHIMERA US$10,000 or a number of units of the Company. Each unit is valued at $3.35 and comprises of one common share and ½ common share purchase warrant. Each full warrant and $4.50 is required to purchase one share of the Company for a period of 24 months from date of issue.

          NOW, THEREFORE, the parties hereto agree as follows:

1.        Issuance of the Shares

1.1      In consideration for the Services provided to the Company under the Service Agreement, the Company hereby agrees to grant to CHIMERA and CHIMERA hereby irrevocably subscribes for and agrees to purchase 2,985 units, in full and final payment of the amount owed to CHIMERA by the Company for services rendered.

1.2      The Company agrees to issue to CHIMERA a certificate representing the Shares as soon as practicable following delivery by CHIMERA to the Company of a fully-executed copy of this Agreement.

2.        Acknowledgements of CHIMERA

2.1      CHIMERA acknowledges and agrees that:

(a) none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c) the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;

(d) the decision to execute this Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the United States Securities and Exchange Commission and in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(e) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(f) there is no government or other insurance covering the Shares;

(g) CHIMERA and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(h) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by CHIMERA during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by CHIMERA, its attorney and/or advisor(s);

(i) the Company is entitled to rely on the representations, warranties, statements and answers of CHIMERA contained in this Agreement;

(j) CHIMERA will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of CHIMERA contained herein or in any document furnished by CHIMERA to the Company in connection herewith being untrue in any material respect or any breach or failure by CHIMERA to comply with any covenant or agreement made by CHIMERA to the Company in connection therewith;

(k) none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to CHIMERA that any of the Shares will become listed on any stock exchange or automated dealer quotation system; except that currently the common shares of the Company are quoted for trading on the OTC Bulletin Board;

(l) offers and sales of any of the Shares shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom;

(m) the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act; and,

(n) CHIMERA has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which CHIMERA is resident in connection with the distribution of the Shares hereunder; and

(ii)	applicable resale restrictions.

3.1      Representations, Warranties and Covenants of CHIMERA

          CHIMERA hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a) it is not resident in the United States;

(b) it has received and carefully read this Agreement;

(c) it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of CHIMERA;

(d) it has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(e) it has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding agreement of CHIMERA enforceable against CHIMERA;

(f) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, CHIMERA, or of any agreement, written or oral, to which CHIMERA may be a party or by which CHIMERA is or may be bound;

(g) CHIMERA (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(h) CHIMERA is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and CHIMERA has carefully read and considered the matters set forth under the caption “Risk Factors” appearing in the Company’s most recent quarterly report on Form 10-QSB filed with the SEC;

(i) it has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company;

(j) it understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(k) the acknowledgements, representations and agreements contained in this Agreement are complete and accurate and may be relied upon by the Company, and CHIMERA will notify the Company immediately of any material change in any such information occurring prior to the closing of the acquisition of the Shares;

(l) it is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Shares, and it has not subdivided its interest in the Shares with any other person;

(m) it is not an underwriter of, or dealer in, the common shares of the Company, nor is it participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(n) it has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for its decision to invest in the Shares and the Company;

(o) it is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and,

(p) no person has made to CHIMERA any written or oral representations:

(i)	that any person will resell or repurchase any of the Shares;

(ii)	that any person will refund the purchase price of any of the Shares; or,

(iii)	as to the future price or value of any of the Shares.

3.2      In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S and for the purpose of the Agreement includes any person in the United States.

4.        Acknowledgement and Waiver

4.1      CHIMERA has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. CHIMERA hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which CHIMERA might be entitled in connection with the distribution of any of the Shares.

5.        Legending of Subject Shares

5.1      CHIMERA hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear legends in substantially the following forms:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

5.2      CHIMERA hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

5.3      The Subscriber hereby acknowledges and agrees that he has been advised by the Company to consult with his own legal counsel or advisors to determine the resale restrictions that may be applicable to him.

5.4      The Subscriber hereby acknowledges, agrees and instructs that the certificates representing the Shares will not bear legends relating to Canadian securities laws.

6.        Costs

6.1      CHIMERA acknowledges and agrees that all costs and expenses incurred by CHIMERA (including any fees and disbursements of any special counsel retained by CHIMERA) relating to the acquisition of the Shares shall be borne by CHIMERA.

7.        Governing Law

7.1      This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Nevada, without reference to principles of conflicts or choice of law thereof. Each of the parties consents and attorns to the jurisdiction of the U.S. District Court in the State of Nevada.

8.        Survival

8.1      This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by CHIMERA pursuant hereto.

9.        Assignment

9.1      This Agreement is not transferable or assignable.

10.      Counterparts and Electronic Means

10.1    This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.      Severability

11.1    The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.      Entire Agreement

12.1    Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

ANAVEX LIFE SCIENCES CORP.	CHIMERA LTD.

By: /s/ Harvey Lalach	By: /s/ Sheena Arteaga

Name: Harvey Lalach
Title: President